SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2001

CYSIVE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27607	54-1698017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10780 Parkridge Blvd., Suite 400
Reston, VA 20191
(Address of Principal Executive Offices) (Zip Code)

(703) 259-2300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On October 30, 2001, the Company issued a press release announcing its financial results for the quarter ended
September 30, 2001. A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 30, 2001, announcing the Company’s financial results for the quarter ended September 30, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cysive, Inc.

By: /s/ John R. Lund John R. Lund Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Date: November 2, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 30, 2001, announcing the Company’s financial results for the quarter ended September 30, 2001.